  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 15, 1997

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                                 SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                               ----------------

[X] Filed by the Registrant
[_] Filed by a Party other than the Registrant

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[X] Definitive Additional Materials
[_] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               ----------------

                              INTEGON CORPORATION
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN REGISTRANT)

                               ----------------

Payment of Filing Fee (Check the appropriate box):
[_] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11:

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
  Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:
  2) Form, Schedule or Registration No.:
  3) Filing Party:
  4) Date Filed:

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


                           INTEGON CORPORATION

                          500 WEST FIFTH STREET

                   WINSTON-SALEM, NORTH CAROLINA 27152

                                                        September 16, 1997

Dear 401(k) Plan Participant:

  We are enclosing a Proxy Statement and Voting Instruction Card regarding the proposed merger of Integon Corporation with a subsidiary of General Motors Acceptance Corporation ("GMAC"). As a participant in the Integon Employees' Retirement Savings Plan ("401(k) Plan"), you have a right to direct the Plan Trustee, First Union National Bank, whether to vote the Integon shares allocated to your account through the Integon Stock Fund FOR or AGAINST the merger or to ABSTAIN from voting.

  Your properly completed Voting Instruction Card must be returned to the following address so that it will be received no later than October 10, 1997 (you may use the prepaid, preaddressed envelope that is enclosed):

                            Integon Corporation

                            c/o First Chicago Trust Company

                            P.O. Box 8591

                            Edison, NJ 08818

  You may also revoke or change your instructions by sending a new Voting Instruction Card, properly completed, to the same address on or before October 10, 1997. You may obtain an additional Voting Instruction Card by calling the following telephone number:

                            1-800-526-0332 (extension 2406)

  NOTE: If you have an account in the Integon Corporation Employee Stock Ownership Plan ("ESOP"), you will receive a separate Proxy Statement and Voting Instruction Card for the Integon shares allocated to your account in the ESOP. Moreover, if you are an individual shareholder of Integon Corporation, you will also receive a Proxy Statement and Proxy Card for the Integon shares you own directly. In order to direct the voting of all of the Integon shares held in your accounts in both the 401(k) Plan and the ESOP and to vote any shares owned directly, you must return both Voting Instruction Cards and the Proxy Card.

CONFIDENTIALITY

  401(k) Plan participants' voting instructions will be counted by First Chicago Trust Company, and only the total results will be forwarded to the 401(k) Plan Committee for delivery to the Trustee. The instructions of individual participants will not be disclosed to Integon's management or other employees. Thus, your voting instructions are confidential.

INCOME TAX CONSEQUENCES

  If the proposed merger with GMAC is approved, your 401(k) Plan account will receive cash in exchange for the Integon shares. However, because the 401(k) Plan is tax exempt, there will be no immediate income tax consequences to the 401(k) Plan or to you as a result of the merger.

FUTURE OF THE 401(K) PLAN

  If the merger with GMAC is approved, all of the Integon shares held by the 401(k) Plan will be exchanged for cash and the Integon Stock Fund will be eliminated from the 401(k) Plan. The 401(k) Plan Committee has determined that the cash will be invested for your account in the Stable Investment Fund. However, you will be able to change this investment by contacting First Union's Participant Account Services. All Discretionary Contribution (profit-sharing) Accounts in the 401(k) Plan will become fully vested as of the date of the merger with GMAC.

  Also, effective January 1, 1998, the ESOP will be merged into the 401(k) Plan. A fully vested ESOP Transfer Account will be established in the 401(k) Plan in the name of each participant whose account is transferred from the ESOP. As soon as reasonably possible after January 1, 1998, participants in the 401(k) Plan will have the right to direct the investment of their ESOP Transfer Accounts in the same manner that they may direct the investment of their other accounts in the 401(k) Plan. Participants will be notified when such investment direction is available. Generally, ESOP Transfer Accounts will be treated in the same manner as Discretionary Contribution (profit-sharing) Accounts in the 401(k) Plan, which means that participants may borrow against such Accounts.

  Benefit distributions under the 401(k) Plan, including distributions of ESOP Transfer Accounts, are made in cash. The entire amount of each distribution is subject to income tax (and in certain cases, an additional 10% tax on early distribution) when distributed except to the extent properly rolled over to another employer's qualified retirement plan or to an individual retirement account or individual retirement annuity.

401(K) PLAN COMMITTEE FIDUCIARY RESPONSIBILITY

  The 401(k) Plan Committee is generally responsible for managing the voting instruction process as a Plan fiduciary under the Employee Retirement Income Security Act of 1974 (ERISA). First Chicago Trust Company will determine the number of Integon shares held in the 401(k) Plan for which properly completed Voting Instruction Cards are not received. The 401(k) Plan Committee, as a fiduciary, will decide how such shares should be voted and will direct the Trustee accordingly. Also, if the 401(k) Plan Committee determines that voting instructions received from participants are imprudent, the Committee is obligated to tell the Trustee to ignore the voting instructions and to vote the shares in a prudent manner as directed by the Committee.

                           INTEGON CORPORATION

                          500 WEST FIFTH STREET

                   WINSTON-SALEM, NORTH CAROLINA 27152

                                                        September 16, 1997

Dear ESOP Participant:

  We are enclosing a Proxy Statement and Voting Instruction Card regarding the proposed merger of Integon Corporation with a subsidiary of General Motors Acceptance Corporation ("GMAC"). As a participant in the Integon Corporation Employee Stock Ownership Plan, you have a right to direct the ESOP Trustee, Wilmington Trust Company, whether to vote the Integon shares allocated to your ESOP account FOR or AGAINST the merger or to ABSTAIN from voting.

  Your properly completed Voting Instruction Card must be returned to the following address so that it will be received no later than October 10, 1997 (you may use the prepaid, preaddressed envelope that is enclosed):

                            Integon Corporation

                            c/o First Chicago Trust Company

                            P.O. Box 8591

                            Edison, NJ 08818

  You may also revoke or change your instructions by sending a new Voting Instruction Card, properly completed, to the same address on or before October 10, 1997. You may obtain an additional Voting Instruction Card by calling the following telephone number:

                            1-800-526-0332 (extension 2406)

  NOTE: If you have an account in the Integon Employees' Retirement Savings Plan ("401(k) Plan") that is invested in the Integon Stock Fund, you will receive a separate Proxy Statement and Voting Instruction Card for the Integon shares allocated to your account in the 401(k) Plan. Moreover, if you are an individual shareholder of Integon Corporation, you will also receive a Proxy Statement and Proxy Card for the Integon shares you own directly. In order to direct the voting of all of the Integon shares held in your accounts in both the ESOP and 401(k) Plan and to vote any shares owned directly, you must return both Voting Instruction Cards and the Proxy Card.

CONFIDENTIALITY

  ESOP participants' voting instructions will be counted by First Chicago Trust Company, and only the total results will be forwarded to the ESOP Committee for delivery to the Trustee. The instructions of individual participants will not be disclosed to Integon's management or other employees. Thus, your voting instructions are confidential.

INCOME TAX CONSEQUENCES

  If the proposed merger with GMAC is approved, your ESOP account will receive cash in exchange for the Integon shares. However, because the ESOP is tax exempt, there will be no immediate income tax consequences to the ESOP or to you as a result of the merger.

FUTURE OF THE INTEGON ESOP

  If the merger with GMAC is approved, all of the Integon shares held by the ESOP will be exchanged for cash. Integon will continue to make contributions to the ESOP through December 31, 1997. The ESOP's assets will be invested in a manner determined by the ESOP Committee, but, of course, will no longer be invested in shares of Integon's stock. All accounts in the ESOP will become fully vested as of the date of the merger with GMAC. Benefit payments from the ESOP at termination of employment will be made in cash.

  The ESOP will not be terminated. Rather, effective January 1, 1998, the ESOP will be merged into the 401(k) Plan. A fully vested ESOP Transfer Account will be established in the 401(k) Plan in the name of each participant whose account is transferred from the ESOP. As soon as reasonably possible after January 1, 1998, participants in the 401(k) Plan will have the right to direct the investment of their ESOP Transfer Accounts in the same manner that they may direct the investment of their other accounts in the 401(k) Plan. Participants will be notified when such investment direction is available. Generally, ESOP Transfer Accounts will be treated in the same manner as Discretionary Contribution (profit-sharing) Accounts in the 401(k) Plan, which means that participants may borrow against such Accounts.

  Benefit distributions under the 401(k) Plan, including distributions of ESOP Transfer Accounts, are made in cash. The entire amount of each distribution is subject to income tax (and in certain cases, an additional 10% tax on early distribution) when distributed except to the extent properly rolled over to another employer's qualified retirement plan or to an individual retirement account or individual retirement annuity.

ESOP COMMITTEE FIDUCIARY RESPONSIBILITY

  The ESOP Committee is generally responsible for managing the voting instruction process as a Plan fiduciary under the Employee Retirement Income Security Act of 1974 (ERISA). First Chicago Trust Company will determined the number of Integon shares held in the ESOP for which properly completed Voting Instruction Cards are not received. The ESOP Committee, as a fiduciary, will decide how such shares should be voted and will direct the Trustee accordingly. Also, if the ESOP Committee determines that voting instructions received from participants are imprudent, the Committee is obligated to tell the Trustee to ignore the voting instructions and to vote the shares in a prudent manner as directed by the Committee.

                                       2